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                                                                   Exhibit 10.16

                              SECURITY AGREEMENT

THIS SECURITY AGREEMENT, made and entered into as of the later of the two signature dates below, is by INKTOMI CORPORATION, a California corporation ("Debtor"), in favor of MICROSOFT CORPORATION, a Washington corporation ("Secured Party") and is made with reference to the following facts:

                                    RECITALS

     A. Concurrently with the execution hereof, Secured Party and Debtor entered into a Loan Agreement (together with all supplements, exhibits and amendments thereto, referred to as the "Loan Agreement"), pursuant to which Secured Party agreed to from time to time lend to Debtor amounts as more fully set forth therein ("Loan"). The funds made available by each loan disbursement ("Advance") shall be used to purchase new computer hardware and other equipment as required to fulfill Debtor's obligations to Secured Party under the terms of a Software Hosting Agreement of even date ("Hosting Agreement"). The obligation to repay the Loan is evidenced by a series of promissory notes executed and delivered by Debtor to Secured Party (the "Promissory Notes"). Upon expiration of the Loan Agreement at its Maturity Date or when the Loan Agreement is terminated for certain reasons, the remaining indebtedness evidenced by the Promissory Notes may be replaced with a new obligation evidenced by a new promissory note ("New Note"), which obligation shall thereafter become the Loan.

     B. Debtor desires to grant to Secured Party a purchase money security interest in the following assets of Debtor as security for the Loan and the performance by Debtor of all of its obligations under the Loan Agreement:

          (1) All Hosting Servers, as that term is defined in the Hosting Agreement, and any computer hardware or other equipment (as defined in the applicable Uniform Commercial Code), purchased with funds provided by each loan advance, together with all added and substituted parts and equipment, tools, parts, accessories, supplies and improvements therefor.

          (2) All deposit accounts (as defined in the applicable Uniform Commercial Code) into which the funds from any Loan Advance are deposited prior to the purchase of Hosting Servers, computer hardware and/or other equipment for which such Loan Advance is intended (collectively "Equipment"), to the extent of any such funds deposited ("Deposited Funds");

          (3) All increases, substitutions, accessions, additions and replacements to any of the foregoing; and

          (4)  All proceeds of any of the foregoing.

"Proceeds" means whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including involuntary dispositions and claims for damages thereto,

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including without limitation cash proceeds, any insurance proceeds and any other rights or property arising under or receivable upon any such disposition. The property described in (1) through (4) above, and all interests in which a security interest is hereby granted are collectively referred to as the "Collateral."

     NOW THEREFORE, in order for Secured Party to make the Loan, Debtor agrees as follows:

     1.   Assignment and Creation of Security Interests.  FOR VALUE RECEIVED,
          ---------------------------------------------
Debtor hereby assigns, transfers and grants to Secured Party a security interest in the Collateral for the purpose of securing (a) payment of all of the indebtedness evidenced by the Promissory Notes or the New Note, as applicable;
(b) the strict performance and observance of all agreements, warranties, covenants and conditions of Debtor contained in the Promissory Notes, the New Note, this Security Agreement, and the Loan Agreement; and (c) the repayment of all moneys expended by Secured Party under the provisions of this Security Agreement, the Promissory Notes, the New Note or the Loan Agreement, with interest thereon from the date of expenditure at the Default Rate (as defined in the Loan Agreement).

     2.   Representations.  Debtor hereby represents and warrants to Secured
          ---------------
Party that:

          (a) Debtor owns or, with respect to Collateral hereafter acquired, will own all of the Collateral free and clear of all liens, charges, encumbrances, financing statements and adverse claims of any kind or nature whatsoever in favor of any entity other than Secured Party or as approved by Secured Party.

          (b) Debtor's chief executive office and chief place of business is located at the address set forth in the Loan Agreement. Debtor conducts its business only under the name Inktomi Corporation. The address of the office where the books and records of Debtor are kept concerning the Collateral is 1900 South Norfolk Street, Suite 110, San Mateo, California 94403. All of the Collateral is or will be located within the state of California.

          (c) The Collateral is not used or bought primarily for personal, family or household purposes.

     3.   Agreements.  Debtor hereby agrees that:
          ----------

          (a) Debtor will pay any indebtedness owed to Secured Party promptly when due and will repay immediately upon demand all expenses, including reasonable attorneys' fees, legal expenses and costs, together with interest at the Default Rate (as defined in the Loan Agreement) from the date of such expenditure, incurred by Secured Party in enforcing the Promissory Notes, the New Note, the Loan Agreement, or this Security Agreement. Payment of such expenses and interest shall be secured by this Security Agreement.

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          (b)  Debtor will maintain complete and accurate financial records concerning the Collateral. Debtor will permit Secured Party's representatives to enter on Debtor's property at any reasonable time to inspect the Collateral and Debtor's books and records relating thereto and to make extracts from such books and records.

          (c) Debtor shall promptly notify Secured Party of all claims and demands made against the Collateral and any information received that may affect the value of the Collateral or the rights and remedies of Secured Party relating thereto (including any liens, encumbrances or security interests purporting to affect the title to the Collateral). In the event of any such claim or demand, Debtor shall promptly take such action as may be necessary to protect the value of the Collateral.

          (d) Debtor will pay when due all taxes, assessments or similar obligations affecting the Collateral. Debtor shall have the right to contest the amount or validity of any such taxes, assessments or obligations by appropriate proceedings conducted in good faith and with due diligence in accordance with the provisions of the Loan Agreement.

          (e) Debtor shall promptly deploy any Hosting Servers purchased with Loan Advances in the appropriate server cluster on the premises of Exodus Communications, Inc. located at 1605 Wyatt Drive, Santa Clara, CA 95054-1587. The Hosting Servers, computer hardware equipment and all other tangible personal property serving as Collateral shall be kept on such premises, except as required under the terms of the Hosting Agreement. Debtor shall not permanently remove such Collateral over the term hereof from such property without the written consent of Secured Party.

          (f) Debtor shall inform Secured Party of the name and address of the financial institution, and the account number of any deposit account into which funds from any Loan Advance are deposited. At the request of Secured Party, Debtor shall promptly provide written notice to the financial institution of Secured Party's security interest in such Deposited Funds. Debtor shall take all actions reasonably requested by Secured Party or the financial institution in order to perfect Secured Party's interest in the Deposited Funds. If so requested, Debtor shall immediately waive its right to withdraw the deposited funds without prior written consent from Secured Party. Debtor hereby agrees that a copy of this Security Agreement, plus a copy of the Promissory Note associated with such Deposited Funds, may be presented to the financial institution by Secured Party as evidence of such waiver, and Debtor further agrees that such presentation to the financial institution by Secured Party shall also constitute its instruction to the financial institution to prohibit Debtor's right to withdraw the Deposited Funds without the delivery of prior written consent of Secured Party to the financial institution.

          (g) Debtor will keep the Collateral free from any lien, charge, encumbrance, financing statement or adverse claim in favor of any entity other than Secured Party. If third parties make adverse claims against the Collateral, Debtor will promptly satisfy such claims or provide security for their removal satisfactory to Secured Party if Secured Party so requires. Debtor will protect and defend the Collateral against all claims thereto and will indemnify and

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save Secured Party harmless with respect to any liability or claim in connection therewith. Debtor will not sell or dispose of Collateral over the term hereof without the prior written consent of Secured Party. Debtor will not grant a security interest or other encumbrance in any portion of the Collateral or execute any financing statement covering any portion of the Collateral in favor of any person other than Secured Party.

          (h) Debtor will do all acts necessary to maintain, preserve, protect and keep the Collateral in good condition and repair, will not permit any waste or unusual or unreasonable depreciation of Collateral to occur and will not commit any act for which any portion of the Collateral might be confiscated by any governmental or private entity.

     4.   Secured Party's Actions.  Secured Party may, but shall not be
          -----------------------
obligated to, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, pay for insurance on the Collateral, pay for the maintenance and preservation of the Collateral, sign and endorse any invoice, freight or express bill, bill of lading, or other documents relating to the Collateral, demand, bring suit, collect or give acquittances for any moneys due or compromise, prosecute or defend any action, claim or proceeding arising from the Collateral. Secured Party may do any or all of the foregoing in the name of Debtor or otherwise. Should Debtor fail or refuse to make any payment, perform any covenant or obligation, observe any condition or take any action which Debtor is obligated hereunder to make, perform, observe, take or do, at the time or in the manner herein provided, then Secured Party may, at Secured Party's sole discretion, without notice to or demand upon Debtor with respect to any such payment and after 30 days' notice with respect to any non-monetary covenant, obligations, condition or act, and without releasing Debtor from any obligation, covenant or condition hereof, make, perform, observe, take or do the same in such manner and to such extent as Secured Party may, during any period of time that Debtor is in default hereunder, deem necessary to protect its security interest under this Security Agreement.
Debtor agrees to reimburse Secured Party on demand for any payment made, or any expense incurred, including but not limited to attorneys' fees, court costs and expenses of litigation, by Secured Party in connection with the foregoing, together with interest thereon at the Default Rate (as defined in the Hosting Agreement).

     5.   Default.  The failure of Debtor to comply with or duly and punctually
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observe or perform any of its obligations hereunder, or the occurrence of any event of default under the Promissory Notes, the New Note, or Loan Agreement, shall constitute an event of default hereunder. Upon the occurrence of any one or more events of default hereunder, Secured Party may at its option and without further notice or demand declare all indebtedness secured hereby immediately due and payable, and do one or more of the following:

          (a) Foreclose or otherwise enforce Secured Party's security interest on any of the Collateral in any manner permitted by the applicable Uniform Commercial Code or other applicable laws, or provided for in the Promissory Notes, the New Note, the Loan Agreement or this Security Agreement.

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          (b)  With respect to the Deposited Funds, at any time give notice to the appropriate financial institution of Debtor's irrevocable assignment of the Deposited Funds to Secured Party and to any and all persons who may have an interest in the Deposited Funds or the deposit accounts in which they are held. Debtor hereby covenants and agrees that Debtor will cooperate fully with Secured Party, and its employees and agents, and will provide any and all documents deemed by Secured Party to be necessary or desirable to perfect its interest in the Deposited Funds and collect and control same.

          (c) Sell or otherwise dispose of any tangible personal property Collateral, including equipment, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Secured Party may determine. In the event of a sale or other disposition of such Collateral:

               (1) Any person, including Debtor and Secured Party, may purchase at the sale.

               (2) In connection with any sale or other disposition of the Collateral, the parties agree that notwithstanding such other commercially reasonable conduct as may be followed by Secured Party, the following procedures shall comprise and constitute a commercially reasonable sale (the "sale"):

                    (i) Secured Party shall mail to Debtor written notice of the sale not less than ten (10) days prior to such sale;

                    (ii) Once per week during the four weeks immediately preceding the sale, Secured Party will publish notice of the sale in an appropriate publication that secured party selects. The notice will advise prospective purchasers as to where they may obtain information with respect to the Collateral.

                    (iii) Upon receipt of any written request to do so, Secured Party will make available to any bona fide prospective purchaser for inspection, within five (5) business days following receipt of such request and during reasonable business hours, such information as shall be necessary to enable a prospective purchaser to prepare a bid.


               (3) Notwithstanding paragraph (2) above, in the event Secured Party offers to sell all or any part of the Collateral, Secured Party will be under no obligation to consummate a sale if, in its reasonable business judgment, none of the offers received by it reasonably approximates the fair value of such Collateral.

               (4) Secured Party shall apply the proceeds of any sale, collection, or disposition hereunder to payment of the following: (v) the expenses of such sale or disposition together with reasonable attorneys' fees, and the actual costs of publishing, recording, mailing and posting notice; (w) the cost of any search and other evidence of title procured in connection

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therewith and any transfer tax on any deed or conveyance; (x) all sums expended under the terms hereof, not then repaid, with accrued interest in the amount provided herein; (y) all other sums secured hereby; and (z) the remainder, if any, to the person or persons legally entitled thereto.

               (5) Secured Party may require debtor to make the collateral available to Secured Party at a reasonable place designated by Secured Party.

               (6) If the holder of a Promissory Note or the New Note is a purchaser at such sale, such holder shall be entitled to apply any portion of the indebtedness then secured hereby for or in settlement or payment of any portion of the purchase price of the property purchased at such sale.

          (d) Tecover from Debtor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy provided by this security agreement or by law.

     6.   Exercise of Remedies; No Waiver.  All remedies conferred upon Secured
          -------------------------------
Party shall be deemed cumulative with, and not exclusive of, any other remedy conferred by this Security Agreement, by the Promissory Notes, by the New Note, by any other document securing payment of the notes, or by law. The exercise of any one remedy shall not preclude the exercise of any other. Failure of Secured Party to exercise any rights it may have upon Debtor's default hereunder shall not be deemed to be a waiver of Secured Party's rights thereupon or to be a release of Debtor from any of its obligations to Secured Party. The acceptance by Secured Party of any sum after the same is due shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums hereby secured or to declare a default as herein provided. The acceptance by Secured Party of any sum in an amount less than the sum then due shall not constitute a waiver of the obligation of Debtor to pay the entire sum then due. The waiver by Secured Party of any default hereunder shall not be deemed to constitute a waiver of any succeeding default. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

     7.   Successors.  All agreements, covenants, conditions and provisions of
          ----------
this Security Agreement shall inure to the benefit of Secured Party and its successors and assigns, and shall bind the heirs, executors, administrators, successors and permitted assigns of Debtor, and shall also bind the successors in interest of Debtor in the Collateral. In the event that there is more than one Debtor or successor in interest of Debtor in the Collateral, they shall be jointly and severally liable hereunder.

     8.   Term.  This Security Agreement shall remain in full force and effect
          ----
until the indebtedness and all other obligations secured hereby, including all charges, expenses, fees, costs, and interest, shall have been paid in full and otherwise performed, or until its release and termination as provided in the Hosting Agreement, or until its release and termination is given in writing by Secured Party. No party to this Security Agreement shall be discharged by any extension of time, additional advances, renewals and extensions of the Promissory Notes, the

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taking of further security, releases of a part or all of the Collateral, the replacement of all or a portion of the outstanding indebtedness evidenced by the Promissory Notes with the new note, or by any other acts except as provided in this section. Time is of the essence in connection with this Security Agreement. upon termination of this Security Agreement, Secured Party shall take all steps necessary (including without limitation executing and filing any required financing statement termination notices) to terminate and release the security interest granted hereunder.

     9.   Governing Law.  This Security Agreement, and the rights and
          -------------
obligations hereunder of each of the parties hereto, shall be governed by and construed in accordance with the laws of the state of Washington.


     10.  Integration.  This Security Agreement, together with the loan
          -----------
agreement (and Promissory Notes and the New Note referred to therein), the Hosting Agreement and a Software Development Agreement, Information Services Agreement and Escrow Agreement between the parties each of even date, shall constitute the entire agreement between the parties hereto with respect to the subject matter of this Security Agreement and shall supersede all other agreements, written or oral, with respect thereto.


     11.  No Modification.  This Security Agreement may not be modified or
          ---------------
amended except by a written instrument executed by the party sought to be charged or bound thereby. If any provision hereof should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions hereof and shall in no way affect the validity of this Security Agreement except that if such provision relates to the payment of any monetary sum, then Secured Party may at its option declare the indebtedness evidenced by the Promissory Notes or the New Note, as applicable, and all other sums secured hereby immediately due and payable.

     12.  Notices.  All notices, requests, consents, demands, approvals and
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other communications hereunder shall be given in accordance with the loan agreement.


     13.  Waivers.  Debtor hereby waives diligence, presentment, protest and
          -------
demand, and notices of every kind.


NOTICE.  NOTICE IS HEREBY GIVEN THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN
------
MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

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IN WITNESS WHEREOF, This Agreement is executed as of the date first set forth above.

Debtor:                                 Secured Party:

INKTOMI CORPORATION, a california       MICROSOFT CORPORATION, a Washington
corporation                             corporation


    /s/ David C. Peterschmidt              /s/ Laura Jennings
By __________________________           By __________________________

              CEO                              Vice President
 Its ______________________               Its ______________________


      July 27, 1997                              July 27, 1997
Date: ____________________                Date: ____________________


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